UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report:
November 18, 2009

ASPEN EXPLORATION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9494	84-0811316
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

2050 S. Oneida St., Suite 208, Denver, CO 80224-2426
Address of principal executive offices

303-639-9860
Telephone number, including Area code

Not applicable
Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Executive Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On November 18, 2009, Robert A. Cohan informed Aspen Exploration Corporation (the “Company”) that he has resigned from the Company’s board of directors and as President. Mr. Cohan did not cite any disagreement with management or Company practices or policies as the basis for his decision to resign. Instead, he cited personal and health reasons as the reason for his decision to resign. Mr. Cohan’s resignation was effective November 18, 2009.

Item 9.01 – Financial Statements and Exhibits.

(d)     Exhibits

99.1   Letter from Robert A. Cohan dated November 18, 2009

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 19th day of November 2009.

Aspen Exploration Corporaiton

By: /s/ R. V. Bailey
R.V. Bailey, Chief Executive Officer